UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                   April 17, 2018

BCB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	0-50275	26-0065262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104-110 Avenue C, Bayonne, NJ	07002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(201) 823-0700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On April 17, 2018, BCB Bancorp, Inc. (“BCB”) completed its previously announced merger (the “Merger”) with IA Bancorp, Inc. (“IAB”) pursuant to an Agreement and Plan of Reorganization dated June 7, 2017, by and between BCB and IAB (the “Agreement”), with BCB as the surviving entity. The Agreement also provides for the merger of Indus American Bank, a New Jersey chartered bank and wholly owned subsidiary of IAB, with and into BCB Community Bank, a New Jersey chartered bank and wholly owned subsidiary of BCB, with BCB Community Bank as the surviving entity (the “Bank Merger”). The Merger and Bank Merger were described in the proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 5, 2017 (the “Proxy Statement/Prospectus”).

At the effective time of the Merger, pursuant to the terms of the Agreement, the stockholders of IA Bancorp received an aggregate of $2.55 million in cash and 631,994 shares of the Company’s common stock. As of the closing date, the combined company had approximately $2.31 billion in assets and 28 branches in New Jersey and New York.

The Agreement was contained in the Proxy Statement/Prospectus and is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Reorganization by and between BCB Bancorp, Inc. and IA Bancorp, Inc., dated as of June 7, 2017 (incorporated by reference to Annex I to the Proxy Statement/Prospectus filed by BCB Bancorp, Inc. on September 5, 2017 (File No. 220350))

99.1	Press release dated April 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB Bancorp, Inc.
(Registrant)

Date:	April 18, 2018	/s/ Thomas P. Keating
Name: Thomas P. Keating Title: Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS FILED HEREWITH

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Reorganization by and between BCB Bancorp, Inc. and IA Bancorp, Inc., dated as of June 7, 2017 (incorporated by reference to Annex I to the Proxy Statement/Prospectus filed by BCB Bancorp, Inc. on September 5, 2017 (File No. 220350))

99.1	Press release dated April 17, 2018

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